EXHIBIT 4.1

COMMON STOCK		COMMON STOCK

PAR VALUE $0.01		THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND NEW YORK, NY
[inTEST Logo]
Certificate Number		Shares
inTEST Corporation

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT	CUSIP 461147 10 0 SEE REVERSE FOR CERTAIN DEFINITIONS

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
$0.01 PAR VALUE PER SHARE OF

inTEST Corporation (hereinafter called the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Robert E. Matthiessen President and Chief Executive Officer	DATED <<Month Day, Year>>
[SEAL]	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR

/s/ Hugh T. Regan, Jr. Secretary, Treasurer and Chief Financial Officer	By _________________________________ AUTHORIZED SIGNATURE

inTEST Corporation

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. IF THE CORPORATION IS AUTHORIZED TO ISSUE ANY CLASS OF PREFERRED SHARES IN SERIES, THE CORPORATION WILL FURNISH THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SUCH SERIES, SO FAR AS THE SAME HAVE BEEN FIXED. SUCH REQUESTS MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

THE BOARD OF DIRECTORS OF THE CORPORATION IS AUTHORIZED BY RESOLUTION OR RESOLUTIONS FROM TIME TO TIME ADOPTED TO PROVIDE FOR THE ISSUANCE OF PREFERRED STOCK, IN SERIES, AND TO FIX AND STATE THE VOTING RIGHTS IF ANY, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS AND QUALIFICATIONS, OR RESTRICTIONS OF SUCH SERIES. THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER UPON REQUEST AND WITHOUT CHARGE A FULL DESCRIPTION OF EACH CLASS OF STOCK IN ANY SERIES THEREOF.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	-as tenants in common	UNIF GIFT MIN ACT- __________ Custodian__________ (Cust) (Minor)
TEN ENT	-as tenants by the entireties	under Uniform Transfers to Minors Act _______________ (State)
JT TEN	-as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT _______Custodian(until age)_______ (Cust) (Minor) under Uniform Transfers to Minors Act _______________ (State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

For value received, ________________ hereby sell, assign and transfer unto _____________________________________________

____________________________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, ICNLUDING POSTAL ZIPCODE, OF ASSIGNEE)

____________________________________________________________________________________________________________

____________________________________________________________________________________________________________

______________________________________________________________________________________________________ Shares
of the Common Stock represented by this Certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________________________________________, Attorney,
to transfer the said Shares on the books of the Corporation with full power of substitution.
Dated: ______________________20 ____ Signature: _______________________________

            Signature(s) Guaranteed: Medallion Guarantee Stamp
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature: _______________________________

Notice: The signature to this assignment must correspond with the name of the stockholder(s) as written upon the face of this Certificate, in every particular, without alteration or enlargement, or any change whatever.